SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     The Company’s Annual Meeting of Stockholders was held on May 11, 2010 (i) to elect eight members of the Board of Directors to serve for one-year terms, (ii) to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2010, (iii) to vote on the Company’s proposal to amend the Company’s Certificate of Incorporation to eliminate any supermajority stockholder voting provisions, (iv) to vote on a stockholder proposal relating to disclosure of political contributions, and (v) to vote on a stockholder proposal relating to the right of stockholders to call special stockholder meetings. As of March 15, 2010, the record date for the Annual Meeting, there were 484,458,162 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 428,773,425 shares of common stock were represented in person or by proxy, constituting a quorum. The certified results of the matters voted on at the Annual Meeting are set forth below.
(i)	The Company’s directors were elected as follows:

	Number of	Number of		Broker
Names	Affirmative Votes	Negative Votes	Abstentions	Non-Votes
Pastora San Juan Cafferty	375,279,852	6,150,215	420,296	46,923,062
Frank M. Clark, Jr.	379,595,073	1,728,443	526,847	46,923,062
Patrick W. Gross	355,305,298	26,125,085	419,980	46,923,062
John C. Pope	372,317,639	9,121,055	411,669	46,923,062
W. Robert Reum	379,594,705	1,723,046	532,612	46,923,062
Steven G. Rothmeier	375,112,460	6,323,965	413,938	46,923,062
David P. Steiner	372,746,693	8,583,359	520,311	46,923,062
Thomas H. Weidemeyer	379,329,586	1,992,514	528,263	46,923,062
(ii)	The selection of Ernst & Young LLP was ratified by stockholders. The number of affirmative votes, the number of negative votes and the number of abstentions with respect to the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010 were as follows:

Number of Affirmative Votes	Number of Negative Votes	Abstentions

424,804,811	3,335,364	633,250
(iii)	The Company’s proposal to amend the Company’s Certificate of Incorporation to eliminate supermajority stockholder voting was approved by stockholders. The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker non-votes with respect to the Company’s proposal to amend the Company’s Certificate of Incorporation to eliminate any supermajority stockholder voting provisions were as follows:

Number of
Affirmative Votes	Number of Negative Votes	Abstentions	Broker Non-Votes

425,403,400	2,434,601	935,424	0
As set forth in the Company’s Proxy Statement for the Annual Meeting of Stockholders, upon approval of the amendment to the Company’s Certificate of Incorporation by stockholders, the Board of Directors approved an amendment to Section 3.3 of the Company’s Bylaws to provide that only a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (considered as a single class) is required to remove directors.
(iv)	The stockholder’s proposal with respect to disclosure of political contributions was not approved by stockholders. The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker non-votes with respect to the stockholder proposal relating to disclosure of political contributions were as follows:

Number of
Affirmative Votes	Number of Negative Votes	Abstentions	Broker Non-Votes

83,200,828	240,439,419	58,210,116	46,923,062
(v)	The stockholder’s proposal with respect to calling special stockholder meetings was not approved by stockholders. The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker non-votes with respect to the stockholder proposal relating to the right of stockholders to call special stockholder meetings were as follows:

Number of
Affirmative Votes	Number of Negative Votes	Abstentions	Broker Non-Votes

162,637,424	218,433,804	779,135	46,923,062

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: May 14, 2010	By:	/s/ Rick L Wittenbraker Rick L Wittenbraker Senior Vice President